UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 21, 2016

COMMERCEHUB, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37840	81-1001640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Fuller Road, 6th Floor

Albany, New York 12203

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (518) 810-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.01. Completion of Acquisition or Disposition of Assets

On July 22, 2016 at 5:00 p.m., New York City time (the “Effective Time”), Liberty Interactive Corporation (“Liberty”) completed its previously announced spin-off (the “Spin-Off”) of its former wholly-owned subsidiary CommerceHub, Inc. (the “Company”).

The Spin-Off was accomplished by the distribution (the “Distribution”) by Liberty of a dividend of (i) 0.1 of a share of the Company’s Series A common stock for each outstanding share of Liberty’s Series A Liberty Ventures common stock (“LVNTA”) as of 5:00 p.m., New York City time, on July 8, 2016 (such date and time, the “Record Date”), (ii) 0.1 of a share of the Company’s Series B common stock for each outstanding share of Liberty’s Series B Liberty Ventures common stock (“LVNTB”) as of the Record Date and (iii) 0.2 of a share of the Company’s Series C common stock for each outstanding share of LVNTA and LVNTB as of the Record Date, in each case, with cash paid in lieu of fractional shares.

In connection with the Spin-Off, the following agreements were entered into by the Company (the “Spin-Off Agreements”):

•                  a Reorganization Agreement, dated as of July 15, 2016, between the Company and Liberty, which provides for, among other things, the principal corporate transactions required to effect the Spin-Off, certain conditions to the Spin-Off and provisions governing the relationship between the Company and Liberty with respect to and resulting from the Spin-Off;

•                  a Tax Sharing Agreement, dated as of July 22, 2016, between Liberty and the Company, which governs the allocation of taxes, tax benefits, tax items and tax-related losses between Liberty and the Company; and

•                  a Services Agreement, dated as of July 22, 2016, by and between Liberty Media Corporation (“LMC”) and the Company, which governs the provision by LMC to the Company of specified services and benefits following the Spin-Off.

The section of the prospectus (the “Prospectus”) forming a part of Amendment No. 3 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on July 14, 2016 (File No. 333-210508), entitled “Certain Relationships and Related Party Transactions—Relationships Between CH Parent and Liberty and/or Liberty Media,” which describes the material terms of the Spin-Off Agreements, is incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Spin-Off Agreements, which are filed as Exhibits 2.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 3.03.  Material Modification to Rights of Securities Holders

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 21, 2016, the Company filed its Restated Certificate of Incorporation (the “Restated Charter”) with the Delaware Secretary of State, which was effective as of 8:03 a.m. EST on July 21, 2016 (the “Restated Charter Effective Time”).  The Restated Charter provided for the reclassification of the Company’s former Common Stock, par value $0.01 per share, into the Company’s Series A common stock, Series B common stock and Series C common stock (the “Company Common Stock”).  The Restated Charter sets forth the terms of the Company Common Stock and describes the rights of holders of the Company Common Stock.  The Series A common stock and Series C common stock traded on the Nasdaq Global Market on a when-issued basis on July 22, 2016 under the temporary symbols “CHIAV” and “CHIKV” and began trading in the regular way under the permanent symbols “CHUBA” and “CHUBK” on July 25, 2016. The Series B common stock was quoted on the OTC Markets on a when-issued basis on July 22, 2016 under the temporary symbol “CHUBV” and began quotation in the regular way under the permanent symbol “CHUBB” on July 25, 2016.

On July 21, 2016, effective as of the Restated Charter Effective Time, the Company restated its bylaws (the “Bylaws”) to read as filed as Exhibit 3.2 to this Current Report on Form 8-K.

The descriptions of the Restated Charter and Bylaws contained in the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on July 20, 2016 (File No. 001-37840), are incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the

Restated Charter and the Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Gregory B. Maffei from the Board of Directors

In connection with the closing of the Spin-Off, Gregory B. Maffei resigned from the Company’s board of directors, effective immediately prior to the Effective Time.

Appointment of New Directors

At the Effective Time, the size of the Company’s board of directors was increased to nine directors, and to fill the vacancies and newly created directorships resulting from the resignation described above and the expansion of the board of directors, Mark Cattini, David Goldhill, Chad Hollingsworth, Michael Huseby, Brian Wendling, Betsy Morgan, Francis Poore and Luis Ubiñas were appointed to the board of directors of the Company. Following the appointments, the Company has a total of nine directors divided among three classes and Richard N. Baer serves as Chairman of the board of directors of the Company.  Messrs. Baer, Hollingsworth and Poore serve as members of the Executive Committee of the board of directors of the Company.  Messrs. Goldhill, Huseby and Ubiñas serve as members of the Audit Committee of the board of directors of the Company. Messrs. Cattini and Huseby and Ms. Morgan serve as members of the Compensation Committee of the board of directors of the Company.

Officers of the Company

In connection with the Spin-Off, the individuals listed below were elected and appointed to serve as executive officers of the Company.

Name	Positions
Francis Poore Age: 49

Chief Executive Officer, President and a director of the Company.

Chief Executive Officer and President of Commerce Technologies, Inc. (“Commerce Tech”) since January 2013. He previously served as Chief Strategist from January 2011 to January 2013 and Chief Executive Officer and President of Commerce Tech from September 1997 to August 2006.

Mark Greenquist Age: 57

Chief Financial Officer and Treasurer of the Company.

Chief Financial Officer of Commerce Tech since June 2016. Chief Financial Officer of Sonus Networks, Inc. from November 2013 to June 2016. Chief Financial Officer at Siemens Enterprise Communications Limited (now Unify) from May 2013 to October 2013. President and Chief Executive Officer of Telcordia Technologies, Inc. from May 2007 to August 2012 and Senior Vice President and Chief Financial Officer from July 2005 to May 2007.

John Hinkle Age: 50

Chief Information Officer and Chief Information Security Officer of the Company.

Chief Information Officer and Chief Information Security Officer of Commerce Tech since April 2015, Executive Vice President, Production Systems from July 2013 to April 2015. At January 2011, Mr. Hinkle held the position of Chief Information Officer and Senior Vice President, North

Name	Positions
American Operations, Take-Two Interactive Software, Inc., which he held until July 2013.

Richard Jones Age: 48

Chief Technology Officer and Executive Vice President, Operations of the Company.

Chief Technology Officer and Executive Vice President, Operations of Commerce Tech since January 2013, Chief Tactician from January 2011 to December 2012.

Bill Kong Age: 43

Executive Vice President, Products and Services of the Company.

Executive Vice President, Products and Services of Commerce Tech since May 2016. Chief Digital Marketing Officer of Sears Holdings Corporation from February 2015 to April 2016. General Manager of Drugstore.com and VisionDirect.com from May 2010 to February 2015.

Mike Trimarchi Age: 36

Chief Accounting Officer of the Company.

Chief Accounting Officer of Commerce Tech since May 2016. Interim Chief Financial Officer of AngioDynamics, Inc. from November 2015 to May 2016, Vice President and Global Controller from August 2014 to November 2015, Director, Corporate FP&A from July 2013 to August 2014. Vice President, Corporate FP&A of Vistaprint N.V. from January 2013 to July 2013, Senior Director, Corporate FP&A from April 2012 to December 2012. At January 2011, Mr. Trimarchi held the position of Global Controller at Vistaprint, which he continued to hold until April 2012.

Douglas Wolfson Age: 45

General Counsel and Secretary of the Company.

Vice President and General Counsel of Commerce Tech since March 2014, Secretary since October 2014. Associate General Counsel, Infor Global Solutions from March 2006 to March 2014. Associate General Counsel, Geac Computer Corporation from August 2004 to March 2006.

Item 8.01.  Other Events

On July 22, 2016, Liberty issued a press release (the “Press Release”) announcing the completion of the Spin-Off. The full text of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(b) The information required to be filed pursuant to Items 2.01 and 9.01 pursuant to Article 11 of Regulation S-X is incorporated by reference to the Financial Statements included in the Prospectus under the heading “CommerceHub, Inc.”

(d)  Exhibits

Exhibit No.	Name

2.1	Reorganization Agreement, dated as of July 15, 2016, between Liberty Interactive Corporation and CommerceHub, Inc.
3.1	Restated Certificate of Incorporation of CommerceHub, Inc.
3.2	Bylaws of CommerceHub, Inc.
10.1	Tax Sharing Agreement, dated as of July 22, 2016, between Liberty Interactive Corporation and CommerceHub, Inc.
10.2	Services Agreement, dated as of July 22, 2016, by and between Liberty Media Corporation and CommerceHub, Inc.
10.3	CommerceHub, Inc. Legacy Stock Appreciation Rights Plan
10.4	CommerceHub, Inc. Legacy Stock Option Plan
99.1	Press Release, dated July 22, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2016

COMMERCEHUB, INC.

By:	/s/ Douglas Wolfson
	Name:	Douglas Wolfson
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Name

2.1	Reorganization Agreement, dated as of July 15, 2016, between Liberty Interactive Corporation and CommerceHub, Inc.
3.1	Restated Certificate of Incorporation of CommerceHub, Inc.
3.2	Bylaws of CommerceHub, Inc.
10.1	Tax Sharing Agreement, dated as of July 22, 2016, between Liberty Interactive Corporation and CommerceHub, Inc.
10.2	Services Agreement, dated as of July 22, 2016, by and between Liberty Media Corporation and CommerceHub, Inc.
10.3	CommerceHub, Inc. Legacy Stock Appreciation Rights Plan
10.4	CommerceHub, Inc. Legacy Stock Option Plan
99.1	Press Release, dated July 22, 2016